Exhibit 99.3

CONDOR HOSPITALITY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements apply pro forma adjustments to our historical consolidated financial statements to give effect to (a) our acquisition of four Home2 Suites hotels in 2017, consisting of (i) the 105-room Home2 Suites Memphis/Southaven hotel in Southaven, MS on April 14, 2017, (ii) the 91-room Home2 Suites Austin/Round Rock hotel in Round Rock, TX on March 24, 2017, (iii) the 103-room Home2 Suites Lexington University/Medical Center hotel in Lexington, KY on March 24, 2017, and (iv) the 132-room Home2 Suites Tallahassee State Capitol hotel in Tallahassee, FL on March 24, 2017, (b) our acquisition on August 31, 2017 of two hotels in Texas, consisting of (i) the 124-room Fairfield Inn & Suites El Paso Airport in El Paso, TX and (ii) the 120-room Residence Inn Austin Airport in Austin, TX and (c) our acquisition on January 18, 2018 of the 122-room TownePlace Suites Austin North Tech Ridge in Austin, TX.

The unaudited pro forma consolidated balance sheet as of September 30, 2017 assumes that the Austin TownePlace Suites was acquired on September 30, 2017.  The total purchase price allocated to this acquisition as well is based on preliminary estimates and is subject to change.  No adjustment was made for the acquisitions that occurred prior to September 30, 2017 as they are already reflected in the consolidated balance sheet as of that date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016 give effect to all of the transactions referred to above as if they had occurred on January 1, 2016.

On March 15, 2017, we effected a 1-for-6.5 reverse stock split of our common stock.  All share and per share data for common stock herein reflects this reverse stock split.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position or results of operations would have been had the transactions occurred on the dates indicated, or of future results of operations or financial condition, and should not be viewed as indicative of future results of operations or financial condition.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions discussed above have been made.

These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by, our historical consolidated financial statements and the related notes thereto, which appear in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 7, 2017, and the Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2017, filed with the SEC on November 6, 2017, as well as the Company’s Current Reports on Form 8-K and 8-K/A related to these acquisitions filed with the SEC on March 30, 2017, April 19, 2017,  July 19, 2017, August 25, 2017, and September 5, 2017, and  as well as this Form 8-K, the notes to the unaudited pro forma consolidated financial statements included in this Form 8-K, and the historical financial statements and related notes of the acquired hotels included as Exhibits to the Forms 8-K/A filed with the SEC on April 19, 2017 and August 25, 2017.

Condor Hospitality Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2017
(In thousands, except share amounts and per share data)
	[A]	[B]
	Historical Condor	Austin TownePlace Suites Acquisition	Pro Forma Condor
Assets
Investments in hotel properties, net	$208,611	20,000	$228,611
Investment in unconsolidated joint venture	8,651	-	8,651
Cash and cash equivalents	5,161	475	5,636
Restricted cash, property escrows	5,435	-	5,435
Accounts receivable, net of allowance for doubtful accounts of $17	2,265	-	2,265
Prepaid expenses and other assets	2,475	(475)	2,000
Derivative assets, at fair value	340	-	340
Investment in hotel properties held for sale, net	15,700	-	15,700
Total Assets	$248,638	20,000	$268,638

Liabilities and Equity
Liabilities
Accounts payable, accrued expenses, and other liabilities	$8,649	-	$8,649
Dividends payable	2,419	-	2,419
Convertible debt, at fair value	1,038	-	1,038
Long-term debt, net of deferred financing costs	118,387	20,000	138,387
Long-term debt related to hotel properties held for sale, net of deferred financing costs	7,289	-	7,289
Total Liabilities	137,782	20,000	157,782

Equity
Shareholders' equity
Preferred stock, 40,000,000 shares authorized:
6.25% Series E, 925,000 shares authorized, $0.01 par value, 925,000 shares outstanding, liquidation preference of $9,250	10,050	-	10,050
Common stock, $.01 par value, 200,000,000 shares authorized; 11,659,467 shares outstanding	116	-	116
Additional paid-in capital	228,629	-	228,629
Accumulated deficit	(129,355)	-	(129,355)
Total Shareholders' Equity	109,440	-	109,440
Noncontrolling interest in consolidated partnership, redemption value $914	1,416	-	1,416
Total Equity	110,856	-	110,856

Total Liabilities and Equity	$248,638	20,000	$268,638

See accompanying notes and management's assumptions to unaudited pro forma consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[A] Represents Condor Hospitality Trust, Inc.’s (the “Company’s”) unaudited consolidated balance sheet as of September 30, 2017 in our Quarterly Report on Form 10-Q as filed with the SEC on November 6, 2017.

[B] Represents the acquisition of the Austin TownePlace Suites as discussed above as if it had occurred on September 30, 2017.  The contractual purchase price for this hotel was $19,750, plus initial franchise fees of $125 and acquisition related expenses estimated at $125.

On January 1, 2018, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2017-01, Clarifying the Definition of a Business.  Under ASU No. 2017-01, this acquisition is expected to be deemed to be an acquisition of an asset, not a business combination.  As such, acquisition costs related to this transaction will likely be capitalized as part of the recorded amount of the acquired assets.  The total consideration being paid to the seller of this hotel, plus acquisition costs as discussed, will be allocated to the hotel assets acquired at their fair value on the date of acquisition.  The allocation of fair value detailed in the table below is based on the Company’s preliminary estimates and is subject to change based on the final determination of acquisition related expense and the fair value of assets acquired.

Acquired Assets
Land	$1,438
Building and improvements	16,647
Site improvements	540
Furniture and equipment	1,250
Initial franchise fees	125
Contractual Purchase Price plus Franchise Fees Paid and Estimated Acquisition Expenses	$20,000

The Company’s senior secured credit facility (“the credit facility”) is dated March 1, 2017 and was entered into with KeyBank National Association, as administrative agent and lender, KeyBanc Capital Markets Inc. and The Huntington National Bank, as joint lead arrangers, and other lenders and agents party thereto.  The credit facility was utilized to fund this acquisition, including the payment of initial franchise fees and acquisition related expenses.  The credit facility is guaranteed by the Company and its material subsidiaries that do not have stand-alone financing. Borrowings bear interest based on a leverage-based pricing grid, at the Company’s option, at either LIBOR plus a spread ranging from 2.25% to 3.00% (depending on leverage) or a base rate plus a spread ranging from 1.25% to 2.00% (depending on leverage).  The credit facility matures on March 1, 2020 and has two one-year extension options subject to certain conditions, including the completion of specific capital achievements. The credit facility contains customary representations and warranties, covenants and events of default.  An interest rate of 3.74%, the current rate on the credit facility as of September 30, 2017, was utilized for the purpose of these pro forma financials in relation to this acquisition.

Condor Hospitality Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2017
(In thousands, except per share amounts)

	[AA]	[BB]	[CC]	[DD]	[EE]
	Historical Condor	Home2 Suites Acquisitions	El Paso Fairfield and Austin Residence Inn Acquisitions	Austin TownePlace Suites Acquisition	Removal of Acquisition Expenses	Pro Forma Condor
Revenue
Room rentals and other hotel services	$40,175	3,612	5,458	2,433	-	$51,678
Operating Expenses
Hotel and property operations	27,106	2,035	3,319	1,698	-	34,158
Depreciation and amortization	4,813	736	1,019	497	-	7,065
General and administrative	4,705	-	-	-	-	4,705
Acquisition and terminated transactions	1,170	-	-	-	(1,170)	-
Terminated equity transactions	343	-	-	-	-	343
Total operating expenses	38,137	2,771	4,338	2,195	(1,170)	46,271
Operating income	2,038	841	1,120	238	1,170	5,407
Net gain on disposition of assets	4,803	-	-	-	-	4,803
Equity in earnings of joint venture	295	-	-	-	-	295
Net gain on derivatives and convertible debt	416	-	-	-	-	416
Other expenses, net	(83)	-	-	-	-	(83)
Interest expense	(3,468)	(713)	(1,073)	(553)	-	(5,807)
Loss on debt extinguishment	(800)	-	-	-	-	(800)
Impairment loss	(1,598)	-	-	-	-	(1,598)
Net earnings (loss) from continuing operations before income taxes	1,603	128	47	(315)	1,170	2,633
Income tax expense	(50)	-	-	-	-	(50)
Net earnings (loss) from continuing operations	1,553	128	47	(315)	1,170	2,583
(Earnings) loss from continuing operations attributable to noncontrolling interests	(10)	(15)	(11)	1	(8)	(43)
Net earnings (loss) from continuing operations attributable to controlling interest	1,543	113	36	(314)	1,162	2,540
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(12,079)	-	-	-	-	(12,079)
Net earnings (loss) from continuing operations attributable to common shareholders	$(10,536)	113	36	(314)	1,162	$(9,539)

Earnings (loss) per share
Continuing operations - Basic	$(1.21)					$(1.10)
Continuing operations - Diluted	$(1.21)					$(1.10)

See accompanying notes and management's assumptions to unaudited pro forma consolidated financial statements.

Condor Hospitality Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016
(In thousands, except per share amounts)

	[AA]	[BB]	[CC]	[DD]	[EE]
	Historical Condor	Home2 Suites Acquisitions	El Paso Fairfield and Austin Residence Inn Acquisitions	Austin TownePlace Suites Acquisition	Removal of Acquisition Expenses	Pro Forma Condor
Revenue
Room rentals and other hotel services	$50,647	15,364	5,226	-	-	$71,237
Operating Expenses
Hotel and property operations	37,092	8,555	3,462	145	-	49,254
Depreciation and amortization	5,190	3,037	919	-	-	9,146
General and administrative	5,792	-	-	-	-	5,792
Acquisition and terminated transactions	550	-	-	-	(550)	-
Terminated equity transactions	-	-	-	-	-	-
Total operating expenses	48,624	11,592	4,381	145	(550)	64,192
Operating income (expense)	2,023	3,772	845	(145)	550	7,045
Net gain on disposition of assets	23,132	-	-	-	-	23,132
Equity in loss of joint venture	(244)	-	-	-	-	(244)
Net gain on derivatives and convertible debt	6,377	-	-	-	-	6,377
Other income, net	55	-	-	-	-	55
Interest expense	(4,710)	(3,061)	(943)	-	-	(8,714)
Loss on debt extinguishment	(2,187)	-	-	-	-	(2,187)
Impairment loss	(1,477)	-	-	-	-	(1,477)
Net earnings (loss) from continuing operations before income taxes	22,969	711	(98)	(145)	550	23,987
Income tax expense	(125)	-	-	-	-	(125)
Net earnings (loss) from continuing operations	22,844	711	(98)	(145)	550	23,862
Loss (earnings) from continuing operations attributible to noncontrolling interests	(706)	(232)	(189)	5	(17)	(1,139)
Net earnings (loss) from continuing operations attributable to controlling interest	22,138	479	(287)	(140)	533	22,723
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(20,748)	-	-	-	-	(20,748)
Net earnings (loss) from continuing operations attributable to common shareholders	$1,390	479	(287)	(140)	533	$1,975

Earnings per share
Continuing operations - Basic	$1.82					$2.60
Continuing operations - Diluted	$0.78					$0.92

See accompanying notes and management's assumptions to unaudited pro forma consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[AA] Represents the Company’s unaudited consolidated statement of operations for the nine months ended September 30, 2017 in our Quarterly Report on Form 10-Q as filed with the SEC on November 6, 2017 and the consolidated statement of operations for the year ended December 31, 2016 in our Current Report on Form 8-K filed with the SEC on September 7, 2017.

[BB] Represents the operations of the four Home2 Suites hotel acquisitions giving effect to the acquisitions as if they had occurred on January 1, 2016.  The combined purchase price for the hotels was $73,750 plus initial franchise fees of $600.

Revenues and hotel and property operations expenses are based on historical financial statements for the hotels for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses (differences in management fees charged to the hotels historically and the post-acquisition contracts entered into by the Company) as well as pro forma adjustments to depreciation and interest expense.  These four hotels were in operation for the entirety of all periods presented.

Pro forma depreciation and amortization is based on the post-acquisition depreciable basis of the investment in hotel properties per the final purchase accounting performed for the acquisitions with asset lives of 40 years for buildings and improvements, 5 to 18 years for site improvements, 5 years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees.  These acquisitions were recorded under the purchase method of accounting.  The total consideration being paid to the seller of these hotels was allocated to the hotel assets acquired at their fair value on the date of acquisition in accordance with FASB ASC 805, Business Combinations as detailed in the table below:

Acquired Assets
Land	$4,822
Building and improvements	61,650
Site improvements	1,920
Furniture and equipment	5,260
Franchise fees	600
Total investment in hotel properties	74,252
Intangible asset - franchise fees	98
Contractual Purchase Price plus Franchise Fees Paid	$74,350

The Home2 Suites portfolio acquisition was partially financed with borrowings under the credit facility totaling $54,602 (related to the Round Rock, Lexington, and Tallahassee properties) and the assumption of existing secured indebtedness of $9,096 (related to the Southaven property). The acquisitions were also partially financed with the issuance of $200 in value of common units in Condor Hospitality Limited Partnership (“CHLP”), which totaled 800,000 common units. Initial franchise fees were paid in cash.

The assumed loan related to the Southaven property is payable to the U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2014-C-18, Commercial Mortgage Pass-Through Certificates, Series 2014-C-18, bears interest at a fixed rate of 4.54%, requires monthly principal and interest payments of $48, and matures on August 1, 2024. The loan is non-recourse to the Company, except for certain customary carve-outs which are guaranteed by the Company

Interest expense adjustments include interest expense as well as the amortization of deferred financing costs related to the drawdown of the credit facility and the loan assumed at the time of the acquisitions as described above.  An interest rate of 4.8%, the rate on the credit facility as of the time of these acquisitions, was utilized for the purpose of these pro forma financials related to the Home2 Suites acquisitions.  If the variable rate of the credit facility were to increase by 1/8%, the annual increase in interest expense would be $68 related to the Home2 Suites acquisitions.

[CC] Represents the operations of the El Paso Fairfield Inn & Suites and the Austin Residence Inn acquisitions as if they had occurred on January 1, 2016.  The combined purchase price for the hotels was $38,800 plus initial franchise fees of $250.

Revenues and hotel and property operations expenses are based on historical financial statements for the hotels for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses (differences in management fees charged to the hotels historically and the post-acquisition contracts entered into by the Company) as well as pro forma adjustments to depreciation and interest expense.  The El Paso Fairfield Inn & Suites has been in operation for the entirety of all periods presented and the Austin Residence Inn has been in operation since August 3, 2016.

Pro forma depreciation and amortization is based on the post-acquisition depreciable basis of the investment in hotel properties per the final purchase accounting performed for the acquisitions with asset lives of 40 years for buildings and improvements, 5 to 19 years for site improvements, 5 to 6 years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees.  Pro forma depreciation expense was adjusted to take into account the opening date of the hotel as discussed above.  These acquisitions were recorded under the purchase method of accounting.  The total consideration being paid to the seller of these hotels was allocated to the hotel assets acquired at their fair value on the date of acquisition in accordance with FASB ASC 805, Business Combinations as detailed in the table below:

Acquired Assets
Land	$2,495
Building and improvements	32,733
Site improvements	1,221
Furniture and equipment	2,351
Initial franchise fees	250
Contractual Purchase Price plus Franchise Fees Paid	$39,050

These acquisitions were primarily financed with borrowings totaling $38,650 under the Company’s credit facility.  The acquisitions were also partially financed with the issuance of $150 in value of common units in CHLP, which totaled 728,803 common units, with the initial franchise fees paid in cash.

Interest expense adjustments include interest expense related to the drawdown of the credit facility at the time of the acquisitions.  Pro forma interest expense was adjusted to include interest beginning at the opening date of each hotel as discussed above.  An interest rate of 3.7%, the rate on the credit facility as of the time of these acquisitions, was utilized for the purpose of these pro forma financials related to these acquisitions.  If the variable rate of the credit facility were to increase by 1/8%, the annual increase in interest expense would be $48 related to these acquisitions.

[DD] Represents the operations of the Austin TownePlace Suites acquisition giving effect to the acquisition as if it had occurred on January 1, 2016.  Revenues and hotel and property operations expenses are based on historical financial statements for the hotel for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses (differences between estimated management fees and those charged to the hotels historically) as well as pro forma adjustments to depreciation and interest expense.  The Austin TownePlace Suites has been in operation since January 3, 2017.

Pro forma depreciation and amortization is based on the preliminary estimated post-acquisition depreciable basis of the investment in hotel properties for the acquisition with asset lives of 40 years for buildings and improvements, 7 to 20 years for site improvements, 6 years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees. The preliminary purchase accounting for the Austin TownePlace Suites is discussed in Note [B] above.  Pro forma depreciation expense was adjusted to take into account the opening date of the hotel as discussed above.

Interest expense adjustments include interest expense related to the estimated drawdown of the credit facility at the time of the acquisitions as described in Note [B] above.  Pro forma interest expense was adjusted to include interest beginning at the opening date of the hotel as discussed above.  If the variable rate of the credit facility were to increase by 1/8%, the annual increase in interest expense would be $25 related to this acquisition.

[EE] Represents the removal of acquisition and terminated transaction expenses, as it is assumed that all acquisitions occurred on January 1, 2016 and as such related expenses were incurred in periods prior to those presented.